UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________
FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 10, 2011

___________________________

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

___________________________

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200 Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 481-8400

 N/A
(Former name or former address, if changed since last report.)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed to include the opinion and consent of Ballard Spahr LLP filed herewith as Exhibits 5.1 and 23.1, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Ballard Spahr LLP
23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:
/s/ Heidi R. Roth_______________________________
Heidi R. Roth
Senior Vice President and Controller

Date: November 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By: KILROY REALTY CORPORATION,
Its general partner

By:
/s/ Heidi R. Roth_______________________________
Heidi R. Roth
Senior Vice President and Controller

Date: November 10, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

5.1*	Opinion of Ballard Spahr LLP
23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

* Filed herewith